Additional Pharmacological Effect

IMU-856: Dose-Dependent Increase of GLP-1 in Patients

Cautionary Note Regarding Forward-Looking Statements

→ This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

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→ Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

IMU-856 Targets Physiological Intestinal Epithelial Regeneration and Restoration of Gut Cell Function



- Innovative oral therapeutic approach potentially applicable to a broad range of gastrointestinal disorders
- Targets physiological intestinal epithelial regeneration, including gut hormon-producing cells
- Designed to strengthen gut wall integrity and function without immunosuppression

Intestinal Production of GLP-1 Mediates Effects on Body Weight

GLP-1: Glucagon-Like Peptide-1

- Peptide hormone generated through enzymatic breakdown of proglucagon
- Endocrine hormone, secreted by **enteroendocrine L-cells** located in the distal jejunum, ileum, and colon in response to **nutrient ingestion** and neuroendocrine stimulation
- Typical physiological **increase** in GLP-1 levels in healthy humans **after a meal is 2-3 times**
- GLP-1 increase leads to slow gut motility, lower food intake, increase satiety and induce insulin secretion

Main Physiologic Effects of GLP-1


GLP-1
• Increase satiety
• Decrease body weight
• Increase insulin secretion
• Decrease glucagon secretion
• Decrease glucose levels
• Increase glucose uptake
• Increase lipolysis (indirect)
• Increase cardioprotection
• Decrease glucose production (indirect)
• Decrease steatosis (indirect)
• Decrease gastric emptying rate
• Decrease postprandial glucose

Left: Review Zheng, Z., Zong, Y., Ma, Y. et al. Sig Transduct Target Ther 9, 234 (2024); right: Jakubowska A, Roux CWL, Viljoen A. Endocrinol Metab (Seoul). 2024 Feb;39(1):12-22

IMU-856: Effects on Body Weight in Preclinical Experiment and on Blood GLP-1 Levels in Celiac Disease Clinical Trial

6-Months *In Vivo* Study

- Regulated GLP study[1] to support clinical development
- Daily oral treatment of rats[2] for 6 months
- Dosing: 0 (vehicle), 10, 25, 75 mg/kg/day of IMU-856
- Weekly body weight measurement

Daily for 6 months: Treatment IMU-856/vehicle control

Weekly: Body weight measurement

Baseline
Body weight

Phase 1b Clinical Trial of IMU-856

- Designed to explore effects of gluten challenge in a celiac disease patient population
- Total of 43 patients enrolled (IMU-856: N=29)
- Dosing: 80 and 160 mg QD of IMU-856, or placebo
- Double-blind treatment period of 28 days, 13 days without and 15 days with 6 g daily gluten challenge
- Patients measured post hoc for plasma GLP-1 concentrations

Day 1-28: Treatment IMU-856/placebo

Day 14-28:
Gluten challenge with 6 g/daily

Baseline
GLP-1

Day 14
GLP-1

Day 29
GLP-1

[1] according to ICH M3(R2) [2] Wistar Han rats / GLP-1: glucagon-like peptide-1; GLP: Good Laboratory Practice; QD: quaque die = once-daily; ICH: International Council for Harmonisation of Technical Requirements for Pharmaceuticals for Human Use

In a 6-Months *In Vivo* Study, IMU-856 Dose-Dependently Reduced Weight Gain



Body Weight – % Change From Baseline
Body weight change
Study day
0%
20%
40%
60%
80%
100%
120%
0
20
40
60
80
100
120
140
160
180
200
0 mg/kg
10 mg/kg
25 mg/kg
75 mg/kg

Reduction of weight gain in
% compared to vehicle control

10 mg/kg	-18 %
25 mg/kg	-23 %
75 mg/kg	-40 %

- Dose-dependent effect on body weight gain
- Linked to reduced food consumption
- Effect in both males and females
- No effect on general health condition

→ **IMU-856 reduced body weight gain in a dose-dependent fashion up to -40 % compared to vehicle control**

Reduced body weight gain observed in 6-month toxicology study. Rats were 7-8 weeks old at study start and were expected to gain weight over the course of the study. Data show less weight gain in IMU-856 treated animals in connection with reduced food consumption.

Confirmation of Effects as Part of Phase 1b Clinical Trial: IMU-856 Dose-Dependently Increased GLP-1 in Celiac Disease **Patients**



GLP-1 Plasma Concentration
Median % Change from Baseline to Day 14 and Day 29
300%
250%
200%
150%
100%
50%
0%
100%
108.9%
95.8%
100%
160.1%
*, p = 0.025
161.7%
*, p = 0.014
100%
158.7%
247.7%
**, p=0.003
BL
Day 14
Day 29
Placebo
80 mg IMU-856
160 mg IMU-856

28-day phase 1b clinical trial of IMU-856 in celiac disease

- Patients measured for plasma GLP-1 concentrations: N=11 (placebo), N=13 (80 mg IMU-856), N=13 (160 mg IMU-856)
- Baseline: Day 1, N=37 over all arms
- Day 14: before start of challenge, N=36
- Day 29: after last treatment on Day 28, N=32
- Morning baseline levels under fasting conditions

- **Dose-dependent increase of endogenous GLP-1 levels of up to 2.5 times versus placebo control**
- **Typical physiological increase in GLP-1 levels in healthy humans after a meal is also 2-3 times**

GLP-1: glucagon-like peptide-1; BL: baseline

IMU-856 Demonstrated Functional Improvement of Gut Epithelial Cells in Phase 1b Clinical Trial in Celiac Disease Patients

Improved Uptake of Actively Transported Essential Nutrient Vitamin B12



Mean change from Baseline to Day 29 in vitamin B12 (pmol/L)
Serum vitamin B12 (pmol/L)
80
60
40
20
0
-20
-40
Mean -31.0
SD 68.8
Mean 45.8
SD 94.4
Mean 74.2
SD 99.9
Placebo (N=11)
IMU-856 80 mg (N=11)
IMU-856 160 mg (N=13)

Protected Against Gluten-Induced Decrease in Villous Height



Absolute change in villous height (µm) compared to placebo between Baseline and Day 29
Villous height (µm)
0
-10
-20
-30
-40
-50
-60
-70
Mean -60.3
SD 52.2
Mean -20.9
SD 34.8
Mean -22.5
SD 51.1
p=0.04*
Placebo (N=11)
IMU-856 80 mg (N=11)
IMU-856 160 mg (N=13)

SD: standard deviation

SIRT6 Target Is Highly Expressed in Gut Epithelial Cells

Highest mRNA Expressions in Paneth Cells, Enterocytes, Goblet Cells and Enteroendocrine Cells such as L-Cells



nTPM
200
150
100
50
0
Basal respiratory cells
Club cells
Ionocytes
Respiratory ciliated cells
Mucus glandular cells
Serous glandular cells
Gastric mucus-secreting cells
Proximal enterocytes
Paneth cells
Distal enterocytes
Intestinal goblet cells
Exocrine glandular cells
Basal prostatic cells
Prostatic glandular cells
Breast glandular cells
Breast myoepithelial cells
Endometrial ciliated cells
Glandular and luminal cells
Basal keratinocytes
Suprabasal keratinocytes
Basal squamous epithelial cells
Squamous epithelial cells
Alveolar cells type 1
Alveolar cells type 2
Salivary duct cells
Ductal cells
Hepatocytes
Cholangiocytes
Proximal tubular cells
Distal tubular cells
Collecting duct cells
Thymic epithelial cells
Sertoli cells
Granulosa cells
Enteroendocrine cells
Pancreatic endocrine cells
Leydig cells
Theca cells
Excitatory neurons
Inhibitory neurons
Cone photoreceptor cells
Rod photoreceptor cells
Bipolar cells
Horizontal cells
Astrocytes
Oligodendrocyte precursor cells
Oligodendrocytes
Microglial cells
Muller glia cells
Schwann cells
Spermatogonia
Spermatocytes
Early spermatids
Late spermatids
Cytotrophoblasts
Syncytiotrophoblasts
Extravillous trophoblasts
Endothelial cells
Cardiomyocytes
Skeletal myocytes
Smooth muscle cells
Adipocytes
Melanocytes
Fibroblasts
Peritubular cells
Endometrial stromal cells
Undifferentiated cells
T-cells
B-cells
Plasma cells
Nk-cells
Granulocytes
Monocytes
Macrophages
Hofbauer cells
Kupffer cells
Dendritic cells
Langerhans cells
Erythroid cells



Small intestine
Apoptotic IECs
Commensal bacteria
Mucus
sIgA
TFF3
AMPs
Enteroendocrine cell
Goblet cell
Enterocyte
Stromal cell
Paneth cell
IESC
Macrophage
DC

Left: https://www.proteinatlas.org/ / Right: Peterson, L., Artis, D. Nat Rev Immunol 14, 141–153 (2014)

SIRT: sirtuin; mRNA: messenger ribonucleic acid; nTPM: normalized transcript per million

Main Secretory Epithelial Cells of the Bowel Epithelium

All Have Been Shown to Express SIRT6 Target



Small Intestine
Colon
Goblet cell
Enteroendocrine cell
Paneth cell

Produce and release a protective mucus layer, with the main component of this mucus being a protein called mucin

Secret gastrointestinal hormones: such as gastric inhibitory peptide (GIP), glucagon-like peptides (GLP-1 and GLP-2), cholecystokinin (CCK), ghrelin, neurotensin, serotonin (5-hydroxy-tryptamine or 5-HT), and peptide YY (PYY)

Secrete antimicrobial peptides and proteins, most notably defensins

Meyer AR, Brown ME, McGrath PS, Dempsey PJ. Cell Mol Gastroenterol Hepatol. 2022;13(3):843-856 / SIRT: sirtuin

IMU-856: A Novel Mechanism Offering Potential to Go Beyond Existing GLP-1, GLP-2, GIP Mimetics

SIRT6 Targeting Approach
IMU-856

- **Functional improvement** of enteroendocrine and other epithelial cells through increasing physiologic cell regeneration in gut wall
- Secretion of the **physiological GLP-1** protein and possible increase of secretion of **multiple incretins** (currently being investigated)
- Improvement of gut barrier and functionality in general
- **Oral** administration, small molecule

Incretin Mimetics
GLP-1, GLP-2, GIP

- Providing **synthetic peptides** that mimic the natural hormones secreted by enteroendocrine cells
- Targets **one or two target incretins** only (at this point)
- **Injectable**, peptide

SIRT: sirtuin; GLP: glucagon-like peptide; GIP: glucose-dependent insulin-tropic polypeptide

Immunic THERAPEUTICS

Obesity Market Expected to Reach More Than $170 Billion Globally by 2031[1]



Unmet Needs Still Exist to Address This Growing Medical Challenge

- Obesity and overweight are among the fastest growing and most prevalent chronic human conditions in the world affecting ~2.5 billion adults worldwide[2]
- The economic impact of obesity and overweight in the United States is estimated to be $706 billion, increasing to $2.6 trillion by 2060[3]
- GLP-1 receptor agonist class has revolutionized obesity treatment but there are still **unmet needs for novel mode of actions**, **oral administration**, increased tolerability and greater efficacy
- Current drugs in development are mainly peptidomimetics – with challenges in oral administration

[1] GlobalData Pharma DECODED, Feb. 11th 2025 "Obesity: Seven-Market Drug Forecast and Market Analysis – Update" [2] https://www.who.int/news-room/fact-sheets/detail/obesity-and-overweight#:~:text=In%202022%2C%202.5%20billion%20adults%20aged%2018%20years%20and%20older,1990%20to%2020%25%20in%202022
[3] https://data.worldobesity.org/economic-impact-new/countries/US.pdf

Immunic THERAPEUTICS

IMU-856's GLP-1 Effect: Summary and Outlook



- Dose-dependent reduction of body weight gain of up to -40 % observed in preclinical study
- Dose-dependent increase of endogenous GLP-1 levels of up to 2.5 times versus placebo observed in celiac disease phase 1b clinical trial
- Typical physiological increase in GLP-1 levels in healthy humans after a meal is also 2-3 times
- IMU-856 may offer potential as an oral option for weight management; potential for immediate phase 1b or phase 2 clinical testing
- IMU-856 offers benefits as an easy-to-use, once-daily, oral small molecule

IMU-856/GLP-1

Q&A Session

Thank You!



Jessica Breu

Vice President Investor Relations & Communications

Phone: +1-332-255-9819

Email: ir@imux.com

Web: www.imux.com



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Immunic THERAPEUTICS